           As filed with the Securities and Exchange Commission on June 23, 2004
                                                       Registration No. 33-18966

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 2

                                       TO

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                NOBLE CORPORATION
             (Exact name of Registrant as specified in its charter)

CAYMAN ISLANDS                                                        98-0366361
(State or other jurisdiction                                    (I.R.S. Employer
of incorporation or organization)                         Identification Number)

                      13135 SOUTH DAIRY ASHFORD, SUITE 800
                             SUGAR LAND, TEXAS 77478
          (Address of principal executive offices, including zip code)

                 NOBLE DRILLING CORPORATION 401(k) SAVINGS PLAN
                            (Full Title of the Plan)

                               ROBERT D. CAMPBELL
                       VICE PRESIDENT AND GENERAL COUNSEL
                          NOBLE DRILLING SERVICES INC.
                      13135 SOUTH DAIRY ASHFORD, SUITE 800
                             SUGAR LAND, TEXAS 77478
                                 (281) 276-6100
(Name, address and telephone number, including area code, of agent for service)

                                    Copy to:
                                 David L. Emmons
                               Baker Botts L.L.P.
                           2001 Ross Avenue, Suite 700
                            Dallas, Texas 75201-2980

================================================================================

                          DEREGISTRATION OF SECURITIES

      This Post-Effective Amendment No. 2 to Form S-8 relates to the Registration Statement on Form S-8 (File No. 33-18966) under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission (the "Commission") on December 7, 1987 (the "Registration Statement"), as amended by Post-Effective Amendment No. 1 to Form S-8 filed with the Commission on May 15, 2002, of Noble Corporation, a Cayman Islands exempted company limited by shares ("Noble"), as successor issuer to Noble Drilling Corporation, a Delaware corporation, covering ordinary shares, par value US$0.10 per share ("Ordinary Shares"), of Noble (and related preferred share purchase rights) and certain plan interests to be issued under the Noble Drilling Corporation 401(k) Savings Plan, formerly the Noble Drilling Corporation Thrift Plan (the "Plan"). Noble is filing this Post-Effective Amendment No. 2 to Form S-8 to deregister all securities, including all plan interests and Ordinary Shares (and related preferred share purchase rights), that were registered under the Registration Statement but remain unissued under the Plan as of the date this Post-Effective Amendment No. 2 to Form S-8 is filed with the Commission.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, Noble Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 2 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sugar Land, State of Texas, on June 22, 2004.

                                      NOBLE CORPORATION

                                      By: /s/ Mark A. Jackson
                                          --------------------------------------
                                          Mark A. Jackson, Senior Vice
                                          President, Chief Financial Officer,
                                          Treasurer, Controller and Assistant
                                          Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement on Form S-8 has been signed by the following persons in the capacities indicated on June 22, 2004.

              SIGNATURE                                      TITLE
              ---------                                      -----
          /s/ James C. Day               Chairman and Chief Executive Officer
--------------------------------------   and Director (Principal Executive
             James C. Day                Officer and Authorized Representative
                                         in the United States)


         /s/ Mark A. Jackson             Senior Vice President, Chief Financial
--------------------------------------   Officer, Treasurer, Controller and
           Mark A. Jackson               Assistant Secretary (Principal
                                         Financial and Accounting Officer)


                 *                       Director
--------------------------------------
          Michael A. Cawley


                 *                       Director
--------------------------------------
         Lawrence J. Chazen


                 *                       Director
--------------------------------------
           Luke R. Corbett


                 *                       Director
--------------------------------------
           Marc E. Leland


                 *                       Director
--------------------------------------
            Jack E. Little

              SIGNATURE                                 TITLE
              ---------                                 -----

--------------------------------------                Director
        Mary P. Ricciardello

                 *                                    Director
--------------------------------------
          William A. Sears

*By: /s/ Robert D. Campbell
     ---------------------------------
     Robert D. Campbell, Attorney-in-Fact


      THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Noble Drilling Corporation Employee Benefits Committee has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sugar Land, State of Texas, on June 22, 2004.

                                      NOBLE DRILLING CORPORATION 401(k)
                                      SAVINGS PLAN

                                      By: Noble Drilling Corporation
                                          Employee Benefits Committee


                                      By: /s/ Marsha L. Galvan
                                          --------------------------------------
                                          Marsha L. Galvan
                                          Member of Employee Benefits Committee


                                      By: /s/ Michael N. Lamb
                                          --------------------------------------
                                          Michael N. Lamb
                                          Member of Employee Benefits Committee


                                      By: /s/ Thomas M. Madden
                                          --------------------------------------
                                          Thomas M. Madden
                                          Member of Employee Benefits Committee


                                      By: /s/ Thomas F. O'Rourke
                                          --------------------------------------
                                          Thomas F. O'Rourke
                                          Member of Employee Benefits Committee

                                      By: /s/ Julie J. Robertson
                                          --------------------------------------
                                          Julie J. Robertson
                                          Member of Employee Benefits Committee

                                INDEX TO EXHIBITS

Exhibit
 Number         Description
 ------         -----------
24.1+           Powers of Attorney.


----------
+     Previously filed.